UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 1, 2014

Commission file number 0-13163

Acxiom Corporation (Exact Name of Registrant as Specified in Its Charter)
DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	71-0581897 (I.R.S. Employer Identification No.)
P.O. Box 8190, 601 E. Third Street, Little Rock, Arkansas (Address of Principal Executive Offices)	72203-8190 (Zip Code)
(501) 342-1000 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Form 8-K is being filed by Acxiom Corporation (the “Company”) to file the financial statements required by Item 9.01 (a)(1) and furnish the pro forma financial information required by Item 9.01 (b)(1) of Form 8-K relative to the consummation of the merger transaction previously reported on July 2, 2014. In the originally filed Form 8-K, the Company reported the consummation of the acquisition by merger of LiveRamp, Inc., a Delaware corporation (“LiveRamp”) into Acxiom Corporation.

Item 9.01. Financial Statements and Exhibits

(a)(1) Financial Statements of Businesses Acquired
Attached are the following financial statements as required by Item 9.01 (a)(1) of Form 8-K:

The audited financial statements of LiveRamp as of and for the year ended December 31, 2013, with Independent Auditor’s Report thereon attached as Exhibit 99.1 hereto, and the unaudited financial statements of LiveRamp as of March 31, 2014 and for the three months ended March 31, 2014 and 2013.

(b)(1) Pro Forma Financial Information
Attached is the following pro forma financial information as required by Item 9.01 (b)(1) of Form 8-K:

The Unaudited Pro Forma Condensed Combined Balance Sheet and Statement of Operations of the Company as of and for the three months ended June 30, 2014 is attached hereto as Exhibit 99.2.

The Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended March 31, 2014 is attached hereto as Exhibit 99.2.

(d) Exhibits
Exhibit No.	Description
23.1	Consent of Independent Certified Public Accountant
99.1
LiveRamp Audited Financial Statements as of and for the year ended December 31, 2013 and accompanying notes thereto together with the Report of Independent Auditor’s, and LiveRamp
Unaudited Financial Statements as of March 31, 2014 and for the three months ended March 31, 2014 and 2013, and accompanying notes thereto

99.2	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Acxiom Corporation

Dated:  September 9, 2014

By: /s/ Jerry C. Jones
Name:      Jerry C. Jones
Title:	Chief Ethics and Legal Officer & Executive
Vice President

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Certified Public Accountant
99.1
LiveRamp Audited Financial Statements as of and for the year ended December 31, 2013 and accompanying notes thereto together with the Report of Independent Auditor’s, and LiveRamp Unaudited
Financial Statements as of March 31, 2014 and for the three months ended March 31, 2014 and 2013, and accompanying notes thereto

99.2	Unaudited Pro Forma Condensed Combined Financial Information